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                                                                    Exhibit 10.4



NEITHER THIS OPTION NOR THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAW (THE "LAW"), AND THIS OPTION HAS BEEN, AND THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF WILL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SUCH SALE OR OTHER DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER THE LAW RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO OPTIKA INVESTMENT COMPANY, INC. AND ITS COUNSEL, THAT SAID REGISTRATION AND QUALIFICATIONS ARE NOT REQUIRED UNDER THE ACT AND LAW, RESPECTIVELY.

                         OPTIKA INVESTMENT COMPANY, INC.

                             STOCK OPTION AGREEMENT

         This stock option (the "OPTION" or the "AGREEMENT") is being granted pursuant to certain resolutions of THE BOARD OF Directors OF OPTIKA Investment Company, Inc., dated as of April 1, 2001.

I.       NOTICE OF STOCK OPTION GRANT

         OPTIONEE:

         Edward P. Mooney

         You have been granted an Option to purchase shares of Common Stock of Optika Investment Company, Inc. (the "Company"). This Option shall be subject to the following terms and conditions:

                 Date of Grant:                     April 1, 2001

                 Exercise Price Per Share:          $1.50

                 Number of Shares:                  100,000

                 Type of Option:                    Nonqualified Stock Option

                 Expiration Date:                   April 1, 2011, unless
                                                    sooner terminated as set
                                                    forth in paragraph 7 herein.

         EXERCISE PRICE:

         The exercise price of this Option is $ 1.50 per share as may be adjusted from time as provided below ("EXERCISE PRICE").

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         VESTING SCHEDULE:

         This Option may be exercised, in whole or in part, subject to the terms of this Agreement.

II.      AGREEMENT

         1. GRANT OF OPTION. The Company hereby grants to Edward P. Mooney (the "OPTIONEE"), an option (the "OPTION") to purchase the number of shares (the "SHARES") as set forth in the Notice of Grant attached as Part I of this Agreement at the Exercise Price per share set forth in the Notice of Grant, subject to the terms and conditions set forth herein.

         2. EXERCISE OF OPTION.

            (a) RIGHT TO EXERCISE. This Option is exercisable during its term as set forth in the Notice of Grant and the applicable provisions of this Option Agreement. In the event of Optionee's death, disability or other termination of Optionee's employment, the exercisability of the Option is governed by the applicable provisions of this Option Agreement.

            (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

            (a)   Cash;

            (b)   Check;

            (c) In lieu of exercising this Option by delivery of cash or check, the Optionee may make a valid Option exercise by electing to receive shares equal to the value of this Option (or the portion thereof being canceled) by surrendering this Option at the principal office of the Company together with the Exercise Notice (a "NET EXERCISE"), in which event the Company shall transfer to the Optionee a number of Shares computed using the following formula:

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         X    =          Y (A-B)
                         --------
                             A

Where    X    =        the number of Option Shares to be issued to such Optionee

         Y    =        the number of Option Shares purchasable by such Optionee
                       under this Option Agreement, the rights to which are
                       surrendered pursuant to the Net Exercise.    I

         A    =        the Fair Market Value of one Option Share, (as
                       determined by the Closing price of the Company's
                       Common Stock on the trading day immediately preceding the date the Option is exercised, as reported by The
                       Nasdaq National Market or other exchange upon which the Company's stock is quoted).

         B    =        the Exercise Price (as adjusted to the date of such
                       calculation).

         4. ASSIGNABILITY OF OPTION. This Option may be assigned by the holder upon the giving of written notice to the Company of (i) the name of the assignee ("Assignee") and (ii) the number of Options assigned to any Assignee.

         Upon any assignment of the Option or portion thereof, the Registration Rights granted pursuant to Section 4 of this Option Agreement can only be exercised upon the unanimous written consent of all holders of the Options at the time the Demand Right is exercised. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         5. TERM OF OPTION. This Option must be exercised within ten (10) years from the date hereof, and may be exercised during such term only in accordance with the terms of this Option Agreement.

         6. TERMINATION OF OPTION. The Option shall terminate under the following circumstances:

            (a) The Option shall terminate on the Expiration Date;

            (b) If the Optionee dies before the Option terminates pursuant to paragraph 7(a), above, the Option shall terminate on the earlier of
         (i) the date on which the Option would have lapsed had the Optionee lived; or (ii) 15 months after the date of the Optionee's death. Upon the Optionee's death, any exercisable Options may be exercised by the Optionee's legal representative or representatives, by the person or persons entitled to do so under the Optionee's last will and testament, or, if the Optionee shall fail to make testamentary disposition of the Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

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         7. DILUTION PROTECTION.

            (a) In the event the Company shall (i) declare a dividend on its Common Stock in shares of Common Stock or make a distribution in shares of Common Stock, (ii) declare a stock split or reverse stock split of its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities (including any such reclassification in connection with a consolidation or merger in which the Company or any of its subsidiaries is the continuing corporation), then the number of shares of Common Stock of the Company, deliverable to Optionee hereunder and the exercise price related thereto shall be adjusted so that Optionee shall be entitled to receive the kind and number of shares of Common Stock of the Company which the Optionee has the right to receive, upon the happening of any of the events described above, with respect to the shares of the Company stock which were otherwise deliverable pursuant hereto. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event;

            (b) Whenever the number of Shares or the exercise price of this Option is adjusted pursuant to this paragraph, the Company shall promptly mail by first class mail, postage prepaid, to Optionee, notice of such adjustment or adjustments.

         8. AVAILABILITY OF COMPANY STOCK. The Company hereby agrees and covenants that at ail times during the term of this Option it shall reserve for issuance a sufficient number of shares of Common Stock as would be required upon full exercise of the rights represented by this Agreement.

         9. TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. T141S SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            (a) EXERCISING THE OPTION. The Optionee may incur regular federal income tax liability upon exercise of the Option. The Optionee may be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

            (b) DISPOSITION OF SHARES. If the Optionee holds the Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         10. GOVERNING LAW. This Agreement is governed by the laws of the State Nevada.

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IN WITNESS WHEREOF, this Agreement is executed effective as of the date first set forth above.




                                       OPTIKA INVESTMENT COMPANY, INC.

                                       By:______________________________________
                                       Its:_____________________________________


                                       OPTIONEE:

                                       -----------------------------------------

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                                    EXHIBIT A

                         OPTIKA INVESTMENT COMPANY, INC.

                                 EXERCISE NOTICE




Optika Investment Company, Inc.
c/o 8450 East Crescent Parkway, Suite 100
Greenwood Village, CO 80111-2818

         1. EXERCISE OF OPTION. Effective as of today,_________________, ___, the undersigned ("PURCHASER") hereby elects to purchase ______________ shares (the "SHARES") of the non-voting Common Stock of Optika Investment Company, Inc. (the "Company") under and pursuant to the Stock Option Agreement dated (the "OPTION AGREEMENT"). The purchase price for the Shares shall be as set forth in the Option Agreement, as adjusted.

         2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares either |_| in cash or check |_| or by Net Exercise.

         3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions,

         4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. A stock certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option.

         5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. ENTIRE AGREEMENT. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof.

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Submitted by:                              Accepted by:

PURCHASER:                                 OPTIKA INVESTMENT COMPANY, INC.

______________________________
Signature                                  By: /s/ ROBERT WALLACE
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                                           Its:
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